Dreyfus  New York Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund' s policies and practices for collecting, disclosing, and safeguarding " nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

    * Information we receive from you, such as your name, address, and social security number.

    * Information about your transactions with us, such as the purchase or sale of Fund shares.

    * Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK    YOU    FOR    THIS    OPPORTUNITY    TO    SERVE    YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            21   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Municipal Income, Inc., covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Municipal bonds generally provided attractive returns over the six-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 18%, approaching bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2001, the fund produced a total return of 6.35%.(1) During the period, the fund provided income dividends of $0.24 per share, which is equal to an annualized distribution rate of 5.62% .(2)

We attribute the fund' s strong total return to a favorable investment environment that was characterized by declining interest rates and robust demand for municipal bonds.

What is the fund's investment approach?

The  fund  seeks  a  high  level of current income from a portfolio of municipal
bonds    from    New    York    issuers.

We tactically seek to manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average effective duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average effective duration to maintain then current yields for as long as we think practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe can provide high current levels of income consistent with the fund's management policies.

What other factors influenced the fund's performance?

When the reporting period began on October 1, 2000, evidence had emerged that previous rate hikes implemented by the Federal Reserve Board (the "Fed") were
having    the    desired    effect    of    slowing    the    econ-

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

omy. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, municipal bond yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November or December.

In January of 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Fed's Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each at its scheduled meetings at the end of January and March. Yields of tax-exempt bonds continued to move lower in this new environment.

Part of the municipal bond market's strong price performance during the period was the result of investors' reallocation of assets to include a greater weighting in the fixed-income sector. This robust demand for municipal securities from New York residents also contributed to higher prices. In addition, New York municipal bonds benefited from the state's improving fiscal health. The major independent agencies upgraded New York state's credit rating during the period, a move that followed their previous upgrade of New York City's credit rating.

In this environment, we generally maintained a long maturity structure, enabling us to lock in then current yields as interest rates fell. At the same time, highly competitive coupon yields helped the fund avoid the brunt of the volatility that typically affects long-term bonds. From a securities selection perspective, we replaced maturing or called bonds with new securities that we considered good values, such as bonds that are backed by New York state's litigation settlement with the nation' s tobacco companies. We have also attempted to avoid the risks associated with the early redemption of fund holdings by their issuers. Accordingly, we sold bonds nearing their early redemption dates and replaced them with newer bonds that are at least several years away from their call dates.


What is the fund's current strategy?

We continue to maintain our emphasis on generating as high a level of current income as we deem appropriate under current market conditions. The fund's average credit quality improved slightly over the six-month period after the
purchase    of    several    double-A    rated    bonds.

While New York's economy remains relatively strong, we are carefully monitoring the economic environment for early signs of change. The economy in upstate New York may be vulnerable to the national economic slowdown, and the New York City economy' s reliance on Wall Street increases the risks associated with further deterioration in the stock market. Of course, we remain diligent in the credit analyses of securities of all New York issuers that the fund holds.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD, ADJUSTED FOR ANY CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)




                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--85.7%

Albany Industrial Development Agency, LR

   (New York Assembly Building Project) 7.75%, 1/1/2010                                       1,050,000                1,070,548

Erie County Industrial Development Agency,
   Life Care Community Revenue

   (Episcopal Church Home) 5.875%, 2/1/2018                                                   1,500,000                1,349,505

Monroe Tobacco Asset Securitization Corp.,
   Tobacco Settlement Asset

   Backed 6.625, 6/1/2042                                                                       500,000                  527,960

Nassau County Tobacco Settlement Corp.,

   Asset Backed 6.40%, 7/15/2033                                                              1,000,000                1,034,900

New York City 7.25%, 8/15/2007                                                                1,500,000                1,767,225

New York City Industrial Development Agency:

  IDR:

      (Brooklyn Navy Yard--Cogen Partners)
         5.75%, 10/1/2036                                                                     1,000,000                  936,400

      (LaGuardia Association LP Project)
         6%, 11/1/2028                                                                        1,000,000                  870,840

   Special Facility Revenue (American Airlines Inc. Project):

      5.40%, 7/1/2019 (Guaranteed; AMR Corp.)                                                 1,390,000                1,277,174

      6.90%, 8/1/2024                                                                           500,000                  526,310

   (Terminal One Group Association Project) 6%, 1/1/2019                                      1,100,000                1,143,802

New York City Transitional Finance Authority,

   Future Tax Secured Revenue 6%, 8/15/2029                                                   1,000,000                1,088,970

New York Counties Tobacco Trust, Tobacco Settlement Pass

   Through Bonds 6.50%, 6/1/2035                                                              1,000,000                1,046,460

New York State Dormitory Authority, Revenue:

  Health, Hospital and Nursing Home (Mount Sinai Health)

      6.50%, 7/1/2025                                                                         1,000,000                1,070,580

   Judicial Facility Lease (Suffolk County Issue)
      9.50%, 4/15/2014                                                                          100,000                  114,499

   (State University Educational Facilities)

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   1,000,000  (a)           1,112,330

   Secured Hospital (Saint Agnes Hospital) 5.40%, 2/15/2025                                   1,200,000                1,209,768

New York State Environmental Facilities Corp., SWDR

   (Occidental Petroleum Corp) 5.70%, 9/1/2028                                                1,600,000                1,550,352

New York State Mortgage Agency,
   Homeownership Mortgage Revenue:

      6.05%, 4/1/2026                                                                           825,000                  860,434

      6.125%, 4/1/2027                                                                        1,980,000                2,074,901

      6.40%, 4/1/2027                                                                           960,000                1,018,464

Onondaga County Industrial Development Agency,

   IDR (Weyerhaeuser Project) 9%, 10/1/2007                                                   1,200,000                1,387,860



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York
   and New Jersey 6.885%, 12/1/2012                                                           1,000,000  (b,c)         1,067,920

Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project)

   6.20%, 7/1/2038                                                                            1,150,000                  938,055

Suffolk County Industrial Development Agency, IDR

   (Nissequogue Cogen Partners Facility)
   5.50%, 1/1/2023                                                                            1,500,000                1,325,670

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,036,020

United Nations Development Corp., Revenue

   5.60%, 7/1/2026                                                                            1,000,000                1,000,210

Watervliet Housing Authority, Residential Housing
   (Beltrone Living Center Project) 6.125%, 6/1/2038                                          1,000,000                  869,350

Yonkers Industrial Development Agency,
   Civic Facility Revenue

   (Saint Joseph's Hospital) 6.20%, 3/1/2020                                                  1,600,000                1,386,240

U.S. RELATED--10.9%

Commonwealth of Puerto Rico
   8.845%, 7/1/2018 (Insured; AMBAC)                                                          1,500,000  (b,c)         1,633,125

Commonwealth of Puerto Rico Highway
   and Transportation Authority,

   Transportation Revenue 6.87%, 7/1/2038                                                     1,000,000  (b,c)           961,740

Commonwealth of Puerto Rico
   Infrastructure Financing Authority,

   Special Tax Revenue 7.90%, 7/1/2007                                                          225,000                  228,398

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          1,000,000                1,071,990

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $34,398,229)                                                                                                 34,558,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.7%
------------------------------------------------------------------------------------------------------------------------------------

City of New York, VRDN

  5.55% (LOC; Agricole Indisuez)

   (cost $600,000)                                                                              600,000  (d)             600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $34,998,229)                                                                             98.3%               35,158,000

CASH AND RECEIVABLES (NET)                                                                         1.7%                  600,915

NET ASSETS                                                                                       100.0%               35,758,915

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              10.5

AA                               Aa                              AA                                               20.7

A                                A                               A                                                25.6

BBB                              Baa                             BBB                                              16.2

F1                               Mig1                            SP1                                               1.7

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    25.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY-THE   INTEREST   RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2001, THESE SECURITIES AMOUNTED TO $3,662,785 10.2% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  34,998,229  35,158,000

Cash                                                                     31,789

Interest receivable                                                     636,041

Prepaid expenses                                                          2,943

                                                                     35,828,773
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            24,759

Accrued expenses                                                         45,099

                                                                         69,858
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,758,915
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,468,166

Accumulated undistributed investment income--net                         31,004

Accumulated net realized gain (loss) on investments                      99,974

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                               159,771
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,758,915
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE per share ($)                                              9.36

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,108,399

EXPENSES:

Management fee--Note 3(a)                                              122,957

Shareholder servicing costs--Note 3(b)                                  12,705

Shareholders' reports                                                   11,832

Auditing fees                                                           10,110

Directors' fees and expenses--Note 3(c)                                  6,592

Legal fees                                                               6,441

Registration fees                                                        2,732

Custodian fees--Note 3(b)                                                1,147

Miscellaneous                                                            4,578

TOTAL EXPENSES                                                         179,094

INVESTMENT INCOME--NET                                                 929,305
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                100,053

Net unrealized appreciation (depreciation) on investments            1,016,528

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,116,581

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,045,886

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001          Year Ended
                                              (Unaudited)  September 30, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            929,305           1,866,866

Net realized gain (loss) on investments           100,053             127,935

Net unrealized appreciation
   (depreciation) on investments                1,016,528            (819,744)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,045,886           1,175,057
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (917,160)          (1,849,607)

Net realized gain on investments                (127,638)             (89,423)

TOTAL DIVIDENDS                               (1,044,798)          (1,939,030)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1 (C)                     --                   --

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,001,088            (763,973)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            34,757,827           35,521,800

END OF PERIOD                                  35,758,915           34,757,827

Undistributed investment income--net               31,004               18,859
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A RESULT OF
   DIVIDENDS REINVESTED                             --                    --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.



                                         Six Months Ended
                                            March 31, 2000                                Year Ended September 30,
                                                                     --------------------------------------------------------------

                                                (Unaudited)          2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.10           9.30         10.04          9.97          9.90          10.10

Investment Operations:

Investment income--net                                 .24            .49          .51            .55           .58            .59

Net realized and unrealized

   gain (loss) on investments                          .29           (.19)        (.69)           .12           .12           (.14)

Total from Investment Operations                       .53            .30         (.18)           .67           .70            .45

Distributions:

Dividends from investment
   income--net                                        (.24)          (.48)        (.53)          (.58)          (.60)         (.60)

Dividends from net realized
   gain on investments                                (.03)          (.02)        (.03)          (.02)          (.03)         (.05)

Total Distributions                                   (.27)          (.50)        (.56)          (.60)          (.63)         (.65)

Net asset value, end of period                        9.36           9.10         9.30          10.04           9.97          9.90

Market value, end of period                           8.56           8 1/4        8 3/8         10 3/16         10 1/4      10 1/4
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (9)                                 12.86(b)        4.95        (12.83)         5.43           6.58          12.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.02(b)        1.10          1.01          1.06          1.03           1.03

Ratio of net investment
   income to average net assets                       5.29(b)        5.43          5.20          5.49          5.85           5.94

Portfolio Turnover Rate                               5.88(c)       14.28         10.51         21.43         16.53           9.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      35,759         34,758        35,522        38,199        37,603         37,127

(A) CALCULATED BASED ON MARKET VALUE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's common stock trades on the American Stock Exchange under the ticker symbol DNM.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on
the    last    business    day

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be
settled    a    month    or    more    after    the    trade    date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends
from    net    realized    capital    gain    are    declared

and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

On March 29, 2001, the Board of Directors declared a cash dividend of $.04 per share from investment income-net, payable on April 27, 2001 to shareholders of record as of the close of business on April 12, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2001.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $12,556 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $1,147 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $2,015,130 and $2,379,550, respectively.

At March 31, 2001, accumulated net unrealized appreciation on investments was $159,771, consisting of $1,354,112 gross unrealized appreciation and $1,194,341 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I Gerard

Arthur A. Hartman

George L. Perry

OFFICERS

President

      Stephen E. Canter
Vice President

      Mark N. Jacobs
Vice President and Treasurer

      Joseph Connolly
Executive Vice President

      Monica S. Wieboldt
Secretary

      Michael A. Rosenberg
Assistant Secretary

      Steven F. Newman
Assistant Secretary

      Robert R. Mullery
Assistant Treasurer

      Gregory S. Gruber
PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph Irace

Colleen Meehan

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund


                                                           For More Information

                        Dreyfus
                        New York Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent,
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2001 Dreyfus Service Corporation                                  858SA0301